UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2004

VESTIN GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	000-24803	52-2102142

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8379 West Sunset Boulevard
Las Vegas, Nevada	89113

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (702) 227-0965

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 5, 2004, Fredrick J. Zaffarese Leavitt was appointed to the board of directors of Vestin Group, Inc. (the “Company”). There are no arrangements between Mr. Zaffarese and any other persons pursuant to which Mr. Zaffarese was selected as a director, nor are there any transactions to which the Company is a party in which Mr. Zaffarese had a material interest that are required to be disclosed under Item 404(a) of Regulation S-B. Mr. Zaffarese will also serve on the audit committee of the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vestin Group, Inc., a Delaware corporation

Date: November 10, 2004	By:	/s/ Lance K. Bradford

Lance K. Bradford
Chief Financial Officer